                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                   May 3, 1996

                                    KTI, INC.
               (Exact name of Registrant as specified in Chapter)


New Jersey                          33-85234             22-2665282
--------------------------------------------------------------------------------
(State or other juris-            (Commission           (IRS Employer
diction of incorporation)         File Number)         Identification
                                     Number)

7000 Boulevard East, Guttenberg, New Jersey                07093
--------------------------------------------------------------------------------
  (Address of principal executive office)                (Zip Code)


Registrant's telephone number including area code      (201) 854-7777
                                                 -------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, as changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 3, 1996, the Company's 50.38% owned subsidiary, Maine Energy Recovery Company LP ("Maine Energy") completed a restructuring of its Power Purchase Agreement (the "PPA") with Central Maine Power Company ("CMP") and the sale of its electrical generating capacity to CL Power Sales One, L.L.C. ("CL One"). At closing Maine Energy received a payment from CL One of $85,000,000 and the PPA was amended, retroactive to November 6, 1995, to reflect a reduction in CMP's purchase price per kWh from $0.16 to $0.0718. In addition, the PPA was extended from the year 2007 to 2012. The Company also received reimbursement of certain transaction costs, an amount representing interest on its bonds payable from November 6, 1995 to closing and certain other payments.

         Under the terms of the agreements, Maine Energy will be liable to CMP for liquidated damages of $3,750,000 for any calendar year through the year 2006 and on a prorata basis for the period from January 1 to May 31, 2007 in which it does not deliver at least 100,000,000 kWh. Also, if during the same period, Maine Energy fails to deliver at least 15,000,000 kWh in any calendar year through the year 2006 and on a prorata basis for the period from January 1 to May 31, 2007 it will be liable to CMP for liquidated damages of $45,000,000 less the product of $3,750,000 times the number of completed calendar years from and including 1996 to the year of default. Both of the provisions for liquidated damages are subject to force majeure events. In order to secure CMP's right to liquidated damages, Maine Energy has provided an irrevocable letter of credit in the initial amount of $45,000,000 which will be reduced by $3,750,000 for each completed year in which no event requiring the payment of liquidated damages occurs. Under the terms of the letter of credit agreement, Maine Energy is required to maintain certain restricted funds. Based on these contingencies, Maine Energy will defer $45,000,000 of the proceeds of the sale of its capacity and will recognize it as revenue ratably in the future as the contingencies are eliminated.

         Maine Energy has used the proceeds from the sale of its capacity to repay the $64,500,000 Resource Recovery Bonds and to retire the bank letter of credit issued to enhance the credit of the bonds. The remaining proceeds were used together with unrestricted cash balances to repay $29,500,000 of the total of Subordinated Notes Payable to Limited Partners. Subordinated Notes payable after the repayment aggregate $13,459,367.

         Subsequent to the transaction, the Company acquired additional partnership interests in Maine Energy aggregating 23.77% from existing limited partners for $792,340 in cash and a note payable of $164,000. The note bears interest at prime plus 1% and is payable at the earlier of December 31, 1996 or the time that the remaining subordinated debt is repaid. In addition one of the selling limited partners forgave a note payable of $283,000 and accrued interest of and $63,000. Subsequent to these transactions, the Company's ownership in Maine Energy is 74.15%.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         The following pro forma condensed combined financial statements are based on the historical financial statements of the Company (audited for the year ended December 31, 1995 and unaudited for the three months ended March 31, 1996.) The pro forma condensed combined balance sheet assumes that (i) the restructuring of Maine Energy's PPA and the sale of its capacity, (ii) the acquisition of additional partnership interest in Maine Energy and (iii) the acquisition of the partnership interest in AART occurred as of March 31, 1996. The condensed combined statements of operations give effect to the same transactions assuming they were completed at the beginning of the respective periods.

         The pro forma condensed combined statements of operations are not necessarily indicative of operating results which would have been achieved had these transactions been completed at the beginning of the respective periods and should not be construed as representative of future operations.

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
                                    KTI, INC.
             PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
                                 MARCH 31, 1996
                                 (IN THOUSANDS)

                                                              Maine Energy
                                                     -------------------------------
                                                                        Additional                               Combined
                                            KTI       Restructuring     Partnership                                 Pro
                                          Actual          of PPA         Interest       Subtotal       AART        Forma
                                         ----------   ---------------  --------------  -----------  -----------  ----------
  ASSETS
Current Assets:
   Cash and cash equivalents              $  6,414     $ 83,329 (a)     $  (792)(k)     $   2,301      $  (494)   $  1,807
                                                        (86,650) (j)(i)
   Restricted funds - current portion        3,144        4,189 (i)                         7,333                    7,333
   Accounts receivable, net                  8,586       (3,477) (d)                        5,109           15       5,124
   Other current assets                      1,591                                          1,591          173       1,764
                                          --------     --------         -------         ---------      -------    --------
     Total current assets                   19,735       (2,609)           (792)           16,334         (306)     16,028
Restricted funds                            11,143      (11,143) (i)                           (0)                      (0)
Management fees receivable--affiliates       3,050                                          3,050                    3,050
Other receivables                              610                                            610                      610
Investment in PERC                           3,620                                          3,620                    3,620
Deferred costs, net                          4,146       (4,023) (b)                          123                      123
Goodwill and other intangibles, net          3,433       (2,433) (f)                        1,000                    1,000
Other assets                                 2,099                                          2,099                    2,099
Property, plant and equipment               87,661                       (7,751) (l)       79,910        3,834      83,744
                                          --------     --------         -------         ---------      -------    --------
   Total assets                           $135,497     $(20,208)        $(8,543)        $ 106,746      $ 3,528    $110,274
                                          ========     ========         =======         =========      =======    ========

  LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Accounts payable                       $  3,573                                      $   3,573      $   184    $  3,757
   Accrued expenses                          5,018     $ (2,247) (j)    $   (63) (k)        3,708           11       3,719
                                                          1,000  (c)

   Current portion of long-term debt         8,297       (2,600) (j)       (283) (k)        5,414        1,596       7,010
   Income taxes payable                        290                                            290                      290
   Other current liabilities                   696                                            696                      696
                                          --------     --------         -------         ---------      -------    --------
     Total current liabilities              17,874       (3,847)           (346)           13,681        1,791      15,472
Other liabilities                               76                                             76                       76
Long-term debt, less current portion       107,465      (88,757) (j)        164  (k)       18,872          727      19,599
Minority interest                            2,672       14,801  (g)     (8,361) (l)        9,112        1,010      10,122
Deferred gain on sale of capacity                        45,000  (e)                       45,000                   45,000
Stockholders' equity:
   Common stock                                 57                                             57                       57
   Additional paid-in capital               33,937                                         33,937                   33,937
   Accumulated (deficit)                   (26,584)      12,595 (h)                       (13,989)                 (13,989)
                                          --------     --------         -------         ---------      -------    --------
   Total stockholders' equity                7,410       12,595           -                20,005        -          20,005
                                          --------     --------         -------         ---------      -------    --------
   Total liabilities and stockholders'
   equity                                 $135,497     $(20,208)        $(8,543)        $ 106,746      $ 3,528    $110,274
                                          ========     ========         =======         =========      =======    ========

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
                                    KTI, INC.
        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1995
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                        Maine Energy
                                                               -------------------------------
                                                                                 Additional                         Combined
                                                     KTI       Restructuring     Partnership                          Pro
                                                    Actual     of PPA             Interest       AART (g)            Forma
                                                  ----------   -------------     -----------   -----------         ----------
Revenues:
   Electric power revenues                          $ 26,470    $ (14,256) (b)                                      $ 12,214
   Gain on sale of capacity                                        36,628  (a)                                        36,628
   Waste processing revenues                           8,050                                                           8,050
   Other waste handling revenues                       3,563                                       $2,551              6,114
   Computer services revenues                         10,199                                                          10,199
                                                    --------    ---------                          ------           --------
   Total revenues                                     48,282       22,372                           2,551             73,205
                                                    --------    ---------                          ------           --------
Costs and expenses:
   Electric power and waste processing                26,139                       $ (410) (f)      2,118             27,847
   operating costs
   Costs of software sales and contracts               4,678                                                           4,678
   Selling, general and administrative:
       Waste handling                                  2,941                                                           2,941
       Computer services                               5,606                                                           5,606
   Interest - net                                      9,379       (6,571) (c)                        115              2,923
                                                    --------    ---------          ------          ------           --------
   Total costs and expenses                           48,743       (6,571)           (410)          2,233             43,995
Equity in net income of PERC                             335                                                             335
                                                    --------    ---------          ------          ------           --------
Income (loss) before minority interest
   and income taxes                                     (126)      28,943             410             318             29,545
Minority interest:                                    (1,287)     (13,573) (d)        616             (79)           (14,323)
                                                    --------    ---------          ------          ------           --------
Income (loss) before income taxes                     (1,413)      15,370           1,026             239             15,222
Income taxes                                              65                                          120                185
                                                    --------    ---------          ------          ------           --------
Income (loss) before extraordinary item               (1,478)      15,370           1,026             119             15,037
Extraordinary item:
   Gain (loss) on extinguishment of debt                 148       (4,023) (e)                                        (3,875)
                                                    --------    ---------          ------          ------           --------
   Net income (loss)                                $ (1,330)   $  11,347          $1,026          $  119           $ 11,162
                                                    ========    =========          ======          ======           ========

Pro forma (loss) earnings per share:
   (Loss) income before extraordinary item          $  (0.30)                                                       $   2.87
                                                    ========                                                        ========
   Net (loss) income                                $  (0.27)                                                       $   2.13
                                                    ========                                                        ========

Proforma shares outstanding                            5,013                                                           5,238
                                                    ========                                                        ========

                                    KTI, INC.
        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                        THREE MONTHS ENDED MARCH 31, 1996
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                        Maine Energy
                                                               -------------------------------
                                                                                 Additional                        Combined
                                                     KTI       Restructuring    Partnership                           Pro
                                                    Actual     of PPA             Interest       AART (g)            Forma
                                                  -----------  -------------    -----------  ----------------    ------------
Revenues:
   Electric power revenues                           $ 7,401    $ (6,776) (b)                                     $    625
   Gain on sale of capacity                                       36,628 (a)                                        36,628
   Waste processing revenues                           2,090                                                         2,090
   Other waste handling revenues                         716                                      $ 292              1,007
   Computer services revenues                          2,856                                                         2,856
                                                     -------    --------                          -----           --------
   Total revenues                                     13,063      29,852                            292             43,207
                                                     -------    --------                          -----           --------
Costs and expenses:
   Electric power and waste processing                 6,487                       $(135) (f)       302              6,654
   operating costs
   Costs of software sales and contracts               1,303                                                         1,303
   Selling, general and administrative:
       Waste handling                                    859                                                           859
       Computer services                               1,554                                                         1,554
   Interest - net                                      2,032      (1,030) (c)                        31              1,033
                                                     -------    --------           -----          -----           --------
   Total costs and expenses                           12,235      (1,030)           (135)           333             11,403
Equity in net income of PERC                              26                                                            26
Income (loss) before minority interest
   and income taxes                                      854      30,882             135            (41)            31,830
Minority interest:
   Minority interest Maine Energy                       (797)    (14,535) (d)        381                           (14,951)
   Minority interest in AAR Partnerships                 (34)                                        16                (18)
                                                     -------    --------           -----          -----           --------
Income before income taxes                                23      16,347             516            (25)            16,861
Income taxes
                                                     -------    --------           -----          -----           --------
Income (loss) before extraordinary item                   23      16,347             516            (25)            16,861

Extraordinary item:
   Loss on extinguishment of debt                                 (4,023) (e)                                       (4,023)
                                                     -------    --------           -----          -----           --------
   Net income                                        $    23    $ 12,324           $ 516          $ (25)          $ 12,838
                                                     =======    ========           =====          =====           ========
Pro forma (loss) earnings per share:
   (Loss) income before extraordinary item              -                                                         $   2.84

   Net (loss) income                                 $  0.00                                                      $   2.16
                                                     =======                                                      ========

Proforma shares outstanding                            5,939                                                         5,939
                                                     =======                                                      ========

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
                                    KTI, INC.
                                 MARCH 31, 1996
      NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)
               (TABLES IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)


1.  DESCRIPTION OF TRANSACTIONS

         On April 11, 1996, the Company completed the acquisition of a 60% limited partnership interest in American Ash Recycling Co. of Tennessee ("AART"), a limited partnership. The transaction will be accounted for as a purchase. The purchase price was $2,100,000, including a capital contribution of $500,000 to provide working capital to AART. The partnership agreement affords the Company preference in distributions until it has received a 15% return on its investment after which distributions are made on the basis of ownership. The assets of American Ash Recycling Corp. Of Tennessee were conveyed to AART on April 11, 1996. AART owns and operates a facility located in Nashville, TN, which converts ash obtained from a municipal waste incinerator, through a proprietary process, to aggregate material which can be used for road bed underlayment and for similar purposes. AART also recycles ferrous and other metals recovered from the unprocessed ash stream. The operations of AART will be included in the Company's consolidated financial statements beginning at the date of acquisition.

         See Item 2: Acquisition or Disposition of Assets for a description the restructuring of Maine Energy's PPA and the sale of its capacity and the acquisition of additional partnership interest in Maine Energy.transactions.

2.  PRO FORMA ADJUSTMENTS

BALANCE SHEET

(a) Proceeds of the restructuring of Maine Energy's PPA and the sale of its capacity, net of expenses paid at closing:

      Receipts:
         Payment for sale of capacity                                                 $85,000
         Reimbursement for transaction costs                                            1,238
         Per diem payments for interest                                                 1,566
         Other payments                                                                 1,713
                                                                                      -------
                  Subtotal                                                             89,517
      Disbursements:

         Adjustment to electricity payments retroactive to November 6, 1995             3,299
         Transaction costs paid at closing                                              2,889
                                                                                      -------
                  Net proceeds                                                        $83,329
                                                                                      =======

(b) Write off of deferred costs including deferred financing costs related to the bonds and existing letter of credit.

(c) Record certain accrued expenses

(d) Adjustment of accounts receivable to reflect revised rates.

(e) Deferral of a portion of the proceeds pending the elimination of contingencies.

(f) Write off of certain intangibles.

(g) Minority interest in the gain on the restructured PPA transaction.

(h) Gain on restructured PPA transaction.

(i) Utilization of and reclassification of restricted cash balances to reflect revised requirements.

(j) Repayment of debt and accrued interest.

(k) Purchase of additional 23.77% partnership interest in Maine Energy.

(l) Adjustment to property plant and equipment to reflect bargain purchase of additional partnership interest.

(m) See Note 1. Description of Transactions.

STATEMENTS OF OPERATIONS

                                                                         YEAR ENDED               THREE MONTHS ENDED
                                                                      DECEMBER 31,1995              MARCH 31, 1996
                                                                      ----------------              --------------
Maine Energy PPA restructuring and capacity sale:
    (a)  Payments received:
          Payment for sale of capacity                                    $85,000                       $85,000
          Reimbursement of transaction costs                                1,238                         1,238
          Other payments                                                    1,713                         1,713
                                                                          -------                       -------
                                                                          $87,951                       $87,951
                                                                          =======                       =======
    Less:
          Transaction costs                                                 3,889                          3889
          Deferred gain                                                    45,000                        45,000
          Adjust carrying value of PPA                                      2,433                         2,433
                                                                          -------                       -------

                                                                          $36,628                       $36,628
                                                                          =======                       =======
    (b)  Adjustment to power rates (retroactive to
          November 6, 1995 for the three months
          ended March 31, 1996.)                                          $14,256                       $ 6,776
                                                                          =======                       =======
    (c)  Adjustments to interest expense:
          Per diem adjustment retroactive to November 6, 1995                                           $  (345)
          Reduction in interest on debt assumed paid at the be-
          ginning of the period.                                          $ 6,571                         1,375
                                                                          -------                       -------
                                                                          $  6571                       $ 1,030
                                                                          =======                       =======
    (d)  Minority interest in the restructuring of the
          PPA and other transactions.                                     $13,573                       $14,535
                                                                          =======                       =======
    (e)  Write off of deferred costs including deferred financing
          costs related to the bonds and existing letter of credit.       $ 4,023                       $ 4,023
                                                                          =======                       =======
    (f)   Reduction in depreciation of assets written down to
          reflect the bargain purchase of additional
          partnership interest.                                           $   410                       $   135
                                                                          =======                       =======
    (g)  Adjustments to reflect the purchase of the interest in AART.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KTI, Inc.
                                               ---------------------------------
                                                         (Registrant)



Dated:  May 18, 1996                       By: /s/ Leffert G. Carroll
                                               ---------------------------------
                                               Name:  Leffert G. Carroll
                                               Title: Senior Vice President

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